SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2003

                                      M&I

                                  (Depositor)

 (Issuer in respect of M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST,

                (Exact name of registrant as specified in charter)

Delaware                      333-107220                    36-2042850
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



770 NORTH WATER STREET, MILWAUKEE, WI                       53202
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 414-765-7801

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      M&I
            M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST
                                 SERIES 2003-1

On December 20, 2003, The Bank of New York, as Trustee for M&I, M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST SERIES 2003-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2003, among M&I as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of M&I, M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST SERIES 2003-1 relating to the distribution date of December 20, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2003


                                      M&I


                          By: /s/ Robert Castle
                              ------------------------------
                          Name:   Robert Castle
                                  Assistant Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 20, 2003


                             Payment Date: 12/20/03


          ------------------------------------------------------------
(null)
     M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST, SERIES 2003-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A-1       174,000,000.00    1.147500%    14,365,462.54    216,303.75   14,581,766.29       0.00       0.00
                        A-2       220,000,000.00    1.600000%             0.00    361,777.78      361,777.78       0.00       0.00
                        A-3       285,000,000.00    2.310000%             0.00    676,637.50      676,637.50       0.00       0.00
                        A-4       145,500,000.00    2.970000%             0.00    444,138.75      444,138.75       0.00       0.00
                        B          25,500,000.00    3.450000%             0.00     90,418.75       90,418.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        850,000,000.00     -           14,365,462.54  1,789,276.53   16,154,739.07     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A-1       159,634,537.46              0.00
                                A-2       220,000,000.00              0.00
                                A-3       285,000,000.00              0.00
                                A-4       145,500,000.00              0.00
                                B          25,500,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        835,634,537.46     -
--------------------------------------------------------------------------------

                             Payment Date: 12/20/03


          ------------------------------------------------------------
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     M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST, SERIES 2003-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A-1   174,000,000.00     1.147500% 55255PAL4    82.560130      1.243125    917.439870
                           A-2   220,000,000.00     1.600000% 55255PAM2     0.000000      1.644444  1,000.000000
                           A-3   285,000,000.00     2.310000% 55255PAN0     0.000000      2.374167  1,000.000000
                           A-4   145,500,000.00     2.970000% 55255PAP5     0.000000      3.052500  1,000.000000
                           B      25,500,000.00     3.450000% 55255PAQ3     0.000000      3.545833  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     850,000,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
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     M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST, SERIES 2003-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       678,270,514.18   678,270,514.18
Loan count                  43765            43765
Avg loan rate           5.480000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         288563.4         288563.4
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            850,000,000.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          40                   618,799.06
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                40                   618,799.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,154,739.07         16,154,739.07
Principal remittance amount           14,365,462.54         14,365,462.54
Interest remittance amount             1,789,276.53          1,789,276.53